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                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


        Date of Report (Date of earliest event reported): June 12, 1997

                                IFX Corporation
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15187                36-3399452
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)           Identification No.)


                200 West Adams Street, Chicago, Illinois 60606
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: 312-407-5700
                                                    ----------------------------



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         (Former name or former address, if changed since last report)

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Item 5.   Other Events
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     On June 12, 1997, the Registrant announced that it had appointed
Christina S. Donka to replace Allyson Laackman as its Chief Financial Officer. Ms. Donka, who was formerly the Assistant Chief Financial Officer of the Company, has also been appointed Secretary of the Registrant.


Item 7(c). Exhibits
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     A copy of press release dated June 12, 1997.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IFX Corporation
                                           ---------------
                                             (Registrant)


Date: June 12, 1997                        By: /s/ Christina S. Donka
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                                                 Christina S. Donka
                                                 Secretary and Chief Financial
                                                 Officer